Liquidity and Going Concern	6 Months Ended
Jun. 30, 2025
Liquidity and Going Concern [Abstract]
LIQUIDITY AND GOING CONCERN

3. LIQUIDITY AND GOING CONCERN

As of December 31, 2024, the Company had a working capital deficit of HK$1,062,719. As of June 30, 2025, the Company had a working capital surplus of HK$885,474 (US$112,801).

On July 22, 2025, the Company announced the closing of its IPO of 1,450,000 Class A ordinary shares, no par value per share at an offering price of US$4.00 per share, for approximately US$5.8 million in gross proceeds.

The Company’s existing cash and cash equivalents and cash generated from operating activities will be sufficient to meet our operating and capital requirements for at least the next 12 months.